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                                                                   Exhibit 10.54

                                 [ALLIANCE LOGO]

                       ALLIANCE SEMICONDUCTOR CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                                  (as amended)


      The following constitute the provisions of the 1996 Employee Stock Purchase Plan (the "Plan") of Alliance Semiconductor Corporation, a Delaware corporation with its principal offices at 2575 Augustine Drive, Santa Clara, California 95054 (the "Company").

      1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2. DEFINITIONS.

         (a)  "Board" shall mean the Board of Directors of the Company.

         (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c)  "Common Stock" shall mean the Common Stock of the Company.

         (d) "Company" shall mean Alliance Semiconductor Corporation, a Delaware corporation.

         (e) "Compensation" shall mean all regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

         (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Contributions" shall mean all amounts credited to the account of\ a participant pursuant to the Plan.

          (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (i) "Employee" shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.


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          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Purchase Date" shall mean the last business day of each Purchase Period of the Plan.

          (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

          (m) "Offering Period" shall mean a period of twelve (12) months commencing on February 16 and August 16 of each year, except for the first Offering Period and except as may be adjusted by the Board pursuant to Section 4(a).

          (n) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o) "Plan" shall mean this Employee Stock Purchase Plan.

          (p) "Purchase Period" shall mean a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b) and except as may be adjusted by the Board pursuant to Section 4(b).

          (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3.  ELIGIBILITY.

          (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4.  OFFERING PERIODS AND PURCHASE PERIODS.

          (a) OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods of twelve (12) months' duration, with new Offering Periods commencing on or about February 16 and August 16 of each year (or at such other time or times as may be determined by the Board). The first Offering Period shall commence on October 1, 1996 and continue until August 15, 1997. The Plan shall continue until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings provided that it shall to the extent practicable announce any such change at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

          (b) PURCHASE PERIODS. Each Offering Period shall consist of two (2) consecutive purchase periods of six (6) months duration. The last business day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on February 16 shall end on the next August 15. A Purchase Period commencing on August 16 shall end on the next February 15. The first Purchase Period shall commence on October 1, 1996 and shall end on February 15, 1997. The Board of Directors of the Company shall have the power


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to change the duration and/or frequency of Purchase Periods with respect to future Offering Periods provided that it shall to the extent practicable announce any such change at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

      5. PARTICIPATION.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office (or following such other procedures (including electronic procedures) as the Company may from time to time establish) at least five (5) business days prior to the first business day of the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board (or its designated committee pursuant to Section
14) for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than one percent (1%) and not more than ten percent (10%)) to be paid as Contributions pursuant to the Plan.

         (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

      6. METHOD OF PAYMENT OF CONTRIBUTIONS.

         (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement (or otherwise complying with procedures (including electronic procedures) established by the Company from time to time). The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten
(10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

         (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

      7. GRANT OF OPTION.

         (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the


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limitations set forth in Sections 3(b) and 13. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

         (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Purchase Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board (or its designated committee pursuant to Section 14) in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market.

      8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

      9. DELIVERY. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.

      10. VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan (and not previously used for the exercise of options pursuant to Section 8) at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account under the Plan (and not previously used for the exercise of options pursuant to Section 8) will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account under the Plan (and not previously used for the exercise of options pursuant to Section 8) will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option will be automatically terminated.

          (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

      11. AUTOMATIC WITHDRAWAL. If the fair market value of the shares on the first Purchase Date of an Offering Period is less than the fair market value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date


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and after the acquisition of shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

      12. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

      13. STOCK.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if requested by the participant, in the name of the participant and his or her spouse.

      14. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with applicable laws and any applicable requirements of Nasdaq or any stock exchange upon which the Company's Common Stock is listed or approved for listing. The Board's (or its committee's) decisions, interpretations, findings and determinations shall be final, binding and conclusive on all participants.

      15. DESIGNATION OF BENEFICIARY(IES).

          (a) A participant may file a written designation of a beneficiary or beneficiaries who is/are to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary or beneficiaries who is/are to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary(ies) is/are not the spouse, written consent from the spouse shall be required for such designation to be effective.

          (b) Such designation of beneficiary(ies) may be changed by the participant (together with his or her spouse, if required above) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary or beneficiaries validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      16. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in


                                      -5-

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Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

      17. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

      18. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

      19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

          (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, (1) the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, (2) the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, and (3) the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), each shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to (x) the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, (y) the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, or (z) the Reserves.

          (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.


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      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

      20. AMENDMENT OR TERMINATION.

          (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 and this Section 20, no such termination or amendment of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and its stockholders, or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with the Code, any applicable rules of Nasdaq or any stock exchange upon which the Company's Common Stock may be listed or approved for listing, or any other applicable law, rule or regulation, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

      21. NOTICES. All notices or other communications by a participant or by his or her spouse to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under each of the foregoing, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      23. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.

      24. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable





                                      -7-



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provisions of Rule 16b-3 promulgated thereunder (or any successor provision thereto). This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.









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                                 [ALLIANCE LOGO]

                       ALLIANCE SEMICONDUCTOR CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

                                                            New Election ______
                                                      Change of Election ______


      1. I, ________________________, hereby elect to participate in the 1996
Employee Stock Purchase Plan (the "Plan") of Alliance Semiconductor Corporation (the "Company") for the Offering Period ______________, 20__ to _______________,
20__, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

      2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than one per cent (1% ) and not more than ten per cent (10%) of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

      3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Paragraph 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose. I further understand that no interest shall accrue or be paid on the amounts in my account under the Plan.

      4. I understand that I may discontinue at any time prior to a Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can decrease the rate of my Contributions on one occasion only during any Offering Period by completing and filing a new Subscription Agreement with such decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

      5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Alliance Semiconductor Corporation 1996 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

      6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                          ------------------------------------

                                          ------------------------------------

      7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:



NAME:  (Please print)                     ------------------------------------
                                          (First)       (Middle)        (Last)

--------------------                      -------------------------------------
(Relationship)                            (Address)

                                          -------------------------------------

      8. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within one (1) year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

      9. If I dispose of such shares at any time after expiration of both the 2-year and 1-year holding periods referenced in Paragraph 8 above, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (b) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

      10. I understand that if I am subject to Section 16(b) of the Exchange Act, the Purchase Date for purpose of calculating my compensation income and beginning of capital gain holding period may be deferred for up to six months under certain circumstances. I understand that I should consult with my personal legal and tax advisors prior to buying or selling shares under the Plan.

      11. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of Common Stock I receive pursuant to the Plan, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon my purchase or disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

      12. I understand that the above tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

      13. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

      14. Restriction on Exercise. This option to purchase Common Stock pursuant to the Plan may not be exercised unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. I understand that the Company is under no obligation to register, qualify or list the Common Stock reserved for issuance under the Plan with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance and that the Company will have no liability or obligation arising as a result of its failure to issue shares of Common Stock under the Plan unless it can do so in a manner that complies with applicable laws, rules and regulations.

      15. No Right to Employment. Nothing in the Plan or in this Subscription Agreement shall confer on me any right to continue in the employ of, or other relationship with, the Company or with any parent, subsidiary or affiliate of the Company or limit in any way the right of the Company or of any parent, subsidiary or affiliate of the Company to terminate my employment or other relationship at any time, with or without cause.

      16. Interpretation. Any dispute regarding the interpretation of this Subscription Agreement shall be submitted by me or the Company to the Company's Board of Directors (or the committee named by the board to administer the Plan) (the "Committee") for review. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on me.

      17. Privileges of Stock Ownership. I understand that I shall not have any of the rights of a stockholder with respect to any Common Stock pursuant to the Plan until I exercise the option pursuant to Section 8 of the Plan and pay the exercise price thereof.

      18. Successors and Assigns. The Company may assign any of its rights under this Subscription Agreement. This Subscription Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Subscription Agreement shall be binding upon me and my heirs, executors, administrators, legal representatives, successors and assigns.

      19. Entire Agreement. The Plan is incorporated herein by this reference. This Subscription Agreement and the Plan (the "Agreements") constitute the entire agreement of the Company and myself and supersede all prior undertakings and agreements, oral or written, with respect to the subject matter hereof. The Agreements may not be contradicted by evidence of any prior or contemporaneous agreement. To the extent that the policies and procedures of the Company apply to me and are inconsistent with the terms of the Agreements, the provisions of the Agreements shall control.

      20. Amendments; Waivers. This Subscription Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by the Company and myself. No failure to exercise and no delay in exercising any right, remedy, or power under this Subscription Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power under this Subscription Agreement preclude any other or further exercise thereof, or the exercise of any other right, remedy, or power provided herein or by law or in equity.

      21. Severability; Enforcement. If any provision of this Subscription Agreement is held invalid, illegal or unenforceable in any respect, (a) such provision shall be interpreted in such a manner as to preserve, to the maximum extent possible, the intent of the parties, (b) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired hereby, and (c) such decision shall not affect the validity, legality or enforceability of such provision under other circumstances.

      22. Attorneys' Fees and Costs. In any legal action, arbitration, or other proceeding brought to enforce or interpret the terms of this Subscription Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

      23. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the law of the State of California, without reference to that body of law concerning choice of law or conflicts of law, except that the General Corporation Law of Delaware ("GCLD") shall apply to all matters governed by the GCLD, including without limitation matters concerning the validity of grants of stock options, issuances of shares of Common Stock and actions of the Company's board of directors or any committee thereof.

      24. Action by the Company. All actions required or permitted to be taken under this Subscription Agreement by the Company, including without limitation, exercise of discretion, consents, waivers, and amendments to this Subscription Agreement, shall be made and authorized only by the President or by his or her representative specifically authorized to fulfill these obligations under this Subscription Agreement.

      25. Notices. All notices required or permitted by this Subscription Agreement must be in writing and shall be deemed to have been duly given if delivered by hand; mailed, postage prepaid, by certified or registered mail, return receipt requested; or deposited with any return receipt express courier, prepaid; and addressed to me at the address listed above or to the Company at:
Alliance Semiconductor Corporation, 2575 Augustine, Santa Clara, California 95054, Attn: General Counsel. I shall timely notify the Company in writing of any change in my address. Notice of change of address shall be effective only when done in accordance with this Paragraph 25. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail, return receipt requested; or one business day after deposit with any return receipt express courier (prepaid).

                                   ACCEPTANCE

      I hereby acknowledge: I have received a copy of the Plan and Subscription Agreement; I have had the opportunity to consult legal counsel in regard to the Plan and Subscription Agreement, and have availed myself of that opportunity to the extent I wish to do so; I have read and understand the Plan and Subscription Agreement, and am fully aware of the legal effect of each; I have entered into this Subscription Agreement freely and voluntarily and based on my own judgment and not on any representations or promises other than those contained in the Plan and Subscription Agreement; and I have entered into this Subscription Agreement subject to all the terms and conditions of the Plan and this Subscription Agreement.

      I acknowledge that there may be adverse tax consequences upon exercise of any option exercised pursuant to the Plan and Subscription Agreement, or pursuant to the disposition of any shares acquired thereby, and that I should consult a tax adviser prior to any such exercise or disposition.

SIGNATURE:
            --------------------------------------------------

SOCIAL SECURITY #:
                    ------------------------------------------

DATE:
       -------------------------------------------------------


SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):


--------------------------------------------------------------
(Signature)


--------------------------------------------------------------
(Print name)

                                 [ALLIANCE LOGO]

                       ALLIANCE SEMICONDUCTOR CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

      I, __________________________, hereby elect to withdraw my participation in the 1996 Employee Stock Purchase Plan (the "Plan") of Alliance Semiconductor Corporation (the "Company") for the Offering Period commencing ______________________. This withdrawal covers all Contributions credited to my account (and not already used for the purchase of options pursuant to the Plan) and is effective on the date designated below.

      I understand that all Contributions credited to my account (and not already used for the purchase of options pursuant to the Plan) will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

      I further understand and agree that I shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

Dated:__________________                    ___________________________________
                                            Signature of Employee


                                            ___________________________________
                                            Social Security Number